UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2018

AIMMUNE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37519	45-2748244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8000 Marina Blvd, Suite 300

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 18, 2018, Aimmune Therapeutics, Inc. (“Aimmune” or the “Company”) issued a press release announcing the publication of its Phase 3 PALISADE trial of AR101 in the New England Journal of Medicine (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Company is also hosting an investor conference call at 5:00 AM PT (8:00 AM ET) on Monday, November 19, 2018 to discuss the New England Journal of Medicine publication and present the information in the presentation slides, including topline results from the Company’s RAMSES study of AR101, attached hereto as Exhibit 99.2 (the “Company Presentation”). Conference call information is as follows:

Conference Call Numbers – 1-877-497-1438 (domestic) or 1-262-558-6296 (international); Conference ID# 6672628

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 19, 2018, the Company presented the information in the Company Presentation, including topline results from the Company’s RAMSES study of AR101, during an investor conference call. The full Company Presentation is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release titled, “Landmark PALISADE Trial of AR101 Published in New England Journal of Medicine” dated November 18, 2018.

99.2	Company slide presentation dated November 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMMUNE THERAPEUTICS, INC.

Date: November 19, 2018	By:	/s/ Douglas T. Sheehy
Douglas T. Sheehy
General Counsel and Secretary